As Filed with the Securities and Exchange Commission on September 22, 2000

                     SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):
                           September 19, 2000

                     BANK OF AMERICA CORPORATION
         (Exact name of registrant as specified in its charter)

                              Delaware
                     (State of Incorporation)

                               1-6523
                    (Commission File Number)

                             56-0906609
                (IRS Employer Identification No.)

                     100 North Tryon Street
                   Charlotte, North Carolina
            (Address of principal executive offices)

                               28255
                            (Zip Code)

                          (704) 386-5000
        (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

By action dated September 19, 2000, a Committee previously appointed by the Board of Directors of the Registrant, approved the public offering of an aggregate principal amount of $1,000,000,000 of the Registrant's 7 1/8% Senior Notes, due 2006 (the "Notes"), to Banc of America Securities LLC, as underwriter (the "Underwriter") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee are included as Exhibit 99.1 hereto.

On September 19, 2000, the Registrant entered into an underwriting agreement with Banc of America Securities LLC (the "Underwriting Agreement") for the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated August 5, 1999 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Prospectus Supplement dated September 19, 2000 for the Notes. The Underwriting Agreement is included as Exhibit 1.1 hereto.

The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-83503, as amended ("Registration No. 333-83503"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Registration No. 333-83503 registered up to $15,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed herewith:

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

        1.1		Underwriting Agreement dated September 19, 2000
             with respect to the offering of the 7 1/8% Senior Notes

        4.1		Form of 7 1/8% Senior Note

        5.1		Form of Opinion of Smith Helms Mulliss & Moore,
             L.L.P. regarding legality of the 7 1/8% Senior Notes

       99.1		Resolutions dated September 19, 2000 of a Committee
             of the Board of Directors with respect to the terms of the offering of the 7 1/8% Senior Notes

       99.2		News Release disseminated on September 19, 2000
             regarding the sale of the 7 1/8% Senior Notes

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BANK OF AMERICA CORPORATION
                           						By:    /S/ TERESA M. BRENNER
                                         			Teresa M. Brenner
                                     	   			Associate General Counsel

Dated: September 22, 2000

                             EXHIBIT INDEX

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

        1.1		Underwriting Agreement dated September 19, 2000
             with respect to the offering of the 7 1/8% Senior Notes

        4.1		Form of 7 1/8% Senior Note

        5.1		Form of Opinion of Smith Helms Mulliss & Moore,
             L.L.P. regarding legality of the 7 1/8% Senior Notes

       99.1		Resolutions dated September 19, 2000 of a Committee of
             the Board of Directors with respect to the terms of the offering of the 7 1/8% Senior Notes

       99.2		News Release disseminated on September 19, 2000
             regarding the sale of the 7 1/8% Senior Notes